EXHIBIT 32.0
SECTION 1350 CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Each of A. Peyton Bush, III, President and Chief Executive Officer and Donna T. Guerra, Senior Vice President and Chief Financial Officer of Hibernia Homestead Bancorp, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)	The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Sections 78m(a) or 78o(d); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2010	By:	/s/ A. Peyton Bush, III
A. Peyton Bush, III
President and Chief Executive Officer

Date: March 29, 2010	By:	/s/ Donna T. Guerra
Donna T. Guerra
Assistant Secretary and Chief Financial Officer
Note:	A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Hibernia Homestead Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.